Exhibit 10.18

BIOCEPT, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of February 1, 2011 (the “Effective Date”) by and among BIOCEPT, INC., a California corporation (the “Company”) and the Investors listed on the Schedule of Investors attached hereto (each an “Investor and collectively, the “Investors”).

RECITALS

WHEREAS, in exchange for a series of loans in an aggregate amount equal to $5,000,000 from the Investors, the Company will issue secured convertible promissory notes and a warrant to purchase shares of the Company’s Preferred Stock (the “Preferred Stock”) to the Investors.

AGREEMENT

NOW THEREFORE, the parties to this Agreement, for good and valuable consideration, the receipt and sufficiency of which is acknowledged and agreed, hereby agree as follows:

1.        LOAN AMOUNT; ISSUANCE OF NOTES AND WARRANT.

1.1        Loan Amount; Issuance of Notes.    Subject to the terms of this Agreement, the Investors agree, jointly and severally, to lend to the Company at each Closing (as defined below) the amount set forth on the Schedule of Investors attached hereto (each, a “Loan Amount” and collectively the “Total Loan Amount” or “Loan”) against the issuance and delivery by the Company of convertible promissory notes for such amounts, in substantially the form attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”).

1.2        Issuance of Warrants.    Subject to the terms of this Agreement, the Investors participating in each Closing agree to purchase from the Company, and the Company agrees to issue to such Investors, a Warrant in the form attached hereto as Exhibit B (the “Warrant”) to purchase the number of shares of Preferred Stock set forth in the Warrant (the “Warrant Shares”).

1.3        Security Interest.    The payment obligations evidenced by the Notes shall be secured by a security interest as described in the Notes and pursuant to a Subordinated Security Agreement in the form attached hereto as Exhibit C (the “Security Agreement”).

2.        CLOSINGS; DELIVERY.

2.1        Initial Closing.    The initial closing of the purchase and sale of the Notes (the “Initial Closing”) shall be held on the date hereof at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, California 92121, or at such other time and place as the Company and the Investors mutually agree.

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    (a)        Deliveries by the Company.    At the Initial Closing, the Company shall deliver (a) a duly executed Note (in the principal amount set forth on the Schedule of Investors attached hereto under the heading “Initial Closing Principal Amount of Note”) (b) a duly executed Warrant to purchase the Warrant Shares, and (c) the duly executed Security Agreement.

    (b)        Deliveries by Investors.    At the Initial Closing, the Investor participating in the Initial Closing shall deliver to the Company funds, by check or wire transfer, in the amount set forth opposite such Investor’s name on the Schedule of Investors attached hereto under the heading “Initial Closing Principal Amount of Note.”

2.2        Second Closing.    On March 1, 2011, the second closing of the purchase and sale of the Notes in the principal amounts set forth opposite each Investor’s name under the heading “Second Closing Principal Amount of Note” on the Schedule of Investors attached hereto (the “Second Closing”) shall take place.

    (a)        Deliveries by the Company.    At the Second Closing, the Company shall deliver to each Investor participating in the Second Closing (a) a duly executed Note (in the principal amount set forth on the Schedule of Investors attached hereto under the heading “Second Closing Principal Amount of Note”) and (b) a duly executed Warrant to purchase the Warrant Shares.

    (b)        Deliveries by Investors.    At the Second Closing, the Investors shall, in the aggregate, deliver to the Company funds, by check or wire transfer, in the amount set forth on the Schedule of Investors attached hereto under the heading “Second Closing Principal Amount of Note.”

2.3        Third Closing.    On April 1, 2011, the third closing of the purchase and sale of the Notes in the principal amounts set forth opposite each Investor’s name under the heading “Third Closing Principal Amount of Note” on the Schedule of Investors attached hereto (the “Third Closing”) shall take place.

    (a)        Deliveries by the Company.    At the Third Closing, the Company shall deliver to each Investor participating in the Third Closing (a) a duly executed Note (in the principal amount set forth on the Schedule of Investors attached hereto under the heading “Third Closing Principal Amount of Note”) and (b) a duly executed Warrant to purchase the Warrant Shares.

    (b)        Deliveries by Investors.    At the Third Closing, the Investors shall, in the aggregate, deliver to the Company funds, by check or wire transfer, in the amount set forth on the Schedule of Investors attached hereto under the heading “Third Closing Principal Amount of Note.”

2.4        Fourth Closing.    On May 2, 2011, the fourth closing of the purchase and sale of the Notes in the principal amounts set forth opposite each Investor’s name under the heading “Fourth Closing Principal Amount of Note” on the Schedule of Investors attached hereto (the “Fourth Closing”) shall take place.

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    (a)        Deliveries by the Company.    At the Fourth Closing, the Company shall deliver to each Investor participating in the Fourth Closing (a) a duly executed Note (in the principal amount set forth on the Schedule of Investors attached hereto under the heading “Fourth Closing Principal Amount of Note”) and (b) a duly executed Warrant to purchase the Warrant Shares.

    (b)        Deliveries by Investors.    At the Fourth Closing, the Investors shall, in the aggregate, deliver to the Company funds, by check or wire transfer, in the amount set forth on the Schedule of Investors attached hereto under the heading “Fourth Closing Principal Amount of Note.”

2.5        Fifth Closing.    On June 1, 2011, the fifth closing of the purchase and sale of the Notes in the principal amounts set forth opposite each Investor’s name under the heading “Fifth Closing Principal Amount of Note” on the Schedule of Investors attached hereto (the “Fifth Closing” and each of the Fifth Closing, Fourth Closing, Third Closing, Second Closing and Initial Closing, a “Closing”) shall take place.

    (a)        Deliveries by the Company.    At the Fifth Closing, the Company shall deliver to each Investor participating in the Fifth Closing (a) a duly executed Note (in the principal amount set forth on the Schedule of Investors attached hereto under the heading “Fifth Closing Principal Amount of Note”) and (b) a duly executed Warrant to purchase the Warrant Shares.

    (b)        Deliveries by Investors.    At the Fifth Closing, the Investors shall, in the aggregate, deliver to the Company funds, by check or wire transfer, in the amount set forth on the Schedule of Investors attached hereto under the heading “Fifth Closing Principal Amount of Note.”

The issuance of the Notes and the Warrants to the Investors at each Closing, as applicable, shall be made on the terms and conditions set forth in this Agreement, provided that (i) the representations and warranties of the Company set forth in Section 3 hereof shall speak as of the date of such Closing and (ii) the representations and warranties of each Investor participating in such Closing set forth in Section 4 hereof shall speak as of the date of such Closing.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Investor, as of each Closing, as applicable, as follows:

3.1        Organization and Standing; Articles and Bylaws.    The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which

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the failure to so qualify would have a material adverse effect on its business, properties, or financial condition.

3.2        Corporate Power.    The Company will have at each Closing all requisite legal and corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

3.3        Authorization.    All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement, the Notes, the Warrant and the Security Agreement (collectively, the “Loan Documents”) by the Company and the performance of the Company’s obligations hereunder and thereunder, including the issuance and delivery of the Notes and Warrant and the reservation of the equity securities issuable upon conversion of the Notes and exercise of the Warrant (collectively, the “Conversion Shares” and, together with the Notes and the Warrants, the “Securities”) has been taken or will be taken prior to the issuance of such Securities, as applicable. The Loan Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies and (c) with respect to rights to indemnity, subject to federal and state securities laws. The Securities, when issued in compliance with the provisions of the Loan Documents, will be validly issued, fully paid and nonassessable. The issuance of the Securities pursuant to the provisions of this Agreement will not violate any preemptive rights or rights of first refusal granted by the Company that will not be validly complied with or waived. The Securities, when issued in compliance with the provisions of the Loan Documents, will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Investor through no action of the Company; provided, however, that the Securities may be subject to restrictions on transfer under (i) that certain Investor Rights Agreement, by and among the Company and the other signatories thereto, dated August 4, 2010 (the “Investor Rights Agreement”), (ii) the Company’s Bylaws and (iii) state and/or federal securities laws.

3.4        Governmental Consents.    All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of the Loan Documents, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Initial Closing and at each subsequent Closing, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

3.5        Offering.    Assuming the accuracy of the representations and warranties of the Investor contained in Section 4 hereof, the offer, issue, and sale of the Notes and the Warrant are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

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4.	REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

Each Investor hereby represents and warrants to the Company as of each Closing in which such Investor participates, as applicable, as follows:

4.1        Requisite Power and Authority.    The Investor has all necessary power and authority to execute and deliver this Agreement and the Loan Documents and to carry out their provisions. All action on the Investor’s part required for the lawful execution and delivery of this Agreement and the Loan Documents has been taken. Upon their execution and delivery, this Agreement and the Loan Documents will be valid and binding obligations of the Investor, enforceable against the Investor in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

4.2        Purchase for Own Account.    The Investor represents that it is acquiring the Securities solely for its own account and beneficial interest for investment only, and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

4.3        Information and Sophistication.    The Investor (i) acknowledges that it has received all the information that it or its qualified purchaser representative has requested from the Company and that it considers necessary or appropriate for deciding whether to acquire the Securities, (ii) represents that it or its qualified purchaser representative has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Investor and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment. Without limiting the foregoing, the Investor is relying on its own independent investigation of the Company and on its own respective professional advisors in entering into this Agreement and consummating the transactions described herein.

4.4        Ability to Bear Economic Risk.    The Investor acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.5        Further Limitations on Disposition.    Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

    (a)        There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

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(b)        (i) The transferee has agreed in writing to be bound by the terms of this Agreement, (ii) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (iii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. The Company will not require the transferee to be bound by the terms of this Agreement after the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (the “Initial Offering”).

(c)        Notwithstanding the provisions of subsections (a) and (b) above, no such restriction shall apply to a transfer by the Investor to an entity affiliated by common control (or other related entity) with the Investor (each such transferee, an “Affiliate” of the Investor); provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if the transferee were an original Investor hereunder.

(d)        Each certificate evidencing the Securities to be issued to the Investor shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under (i) the Investor Rights Agreement, (ii) the Company’s Bylaws and (iii) applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT BY AND BETWEEN THE INVESTOR AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(e)        The Company shall be obligated to reissue promptly unlegended certificates representing any Securities held by the Investor at the request of the Investor if the Company has completed its Initial Offering and the Investor has obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be disposed of without registration, qualification and legend.

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    (f)        Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate state securities authority authorizing such removal.

4.6        Accredited Investor Status.    The Investor is an accredited investor or is represented by a purchaser representative within the meaning of Regulation D under the Securities Act.

5.        FURTHER ASSURANCES.    The Company and each Investor agree and covenant that at any time and from time to time it will promptly execute and deliver to each other such further instruments and documents and take such further action as each of the parties hereto may reasonably require in order to carry out the full intent and purpose of this Agreement.

6.	MISCELLANEOUS.

6.1        Binding Agreement.    The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2        Governing Law.    This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California without giving effect to its conflicts of laws principles.

6.3        Counterparts; Facsimile.    This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.

6.4        Expenses.    Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby.

6.5        Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.6        Notices.    All notices required or permitted hereunder or under the Notes or the Warrant shall be in writing (including facsimile, electronic mail or similar electronic transmissions), and shall be deemed effectively given: (a) when received by the addressee, if delivered by hand, facsimile, electronic mail or similar form of electronic transmission, (b) five days after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid or (c) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent (i) to the Company at 5810 Nancy Ridge Drive, San Diego, California 92121, Attn: Meg McGilley, Facsimile No: (858) 320-8261 or (ii) to the Investors at the address shown on the Schedule of

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Investors, or at such other address as such party may designate by written notice to the other party.

6.7        Amendment; Waiver.    Except as otherwise set forth herein, no amendment or waiver of any provision of this Agreement shall be effective unless in writing and approved by the Company and the holders of at least a majority in interest of the outstanding Securities.

6.8        Expenses.    Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

6.9        Delays or Omissions.    It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Notes or the Warrant, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement, the Notes or the Warrant, or any waiver on such party’s part of any provisions or conditions of this Agreement, the Notes or the Warrant must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies under this Agreement, the Notes or the Warrant, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

6.10        Entire Agreement.    This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

6.11        California Corporate Securities Law.    THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

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IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

COMPANY: BIOCEPT, INC., a California corporation

By:	/s/ Faye Wilson
Faye Wilson Lead Director

[SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

THE REISS FAMILY GST EX MARITAL DEDUCTION TRUST UDT 12/19/1988:

By:	/s/ Claire K.T. Reiss

Name:	Claire K.T. Reiss

Title:	Trustee

THE REISS FAMILY SURVIVOR’S TRUST UDT DATED DECEMBER 19, 1988:

By:	/s/ Claire K.T. Reiss

Name:	Claire K.T. Reiss

Title:	Trustee

[SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

SCHEDULE OF INVESTORS

INVESTOR NAME	INITIAL CLOSING PRINCIPAL AMOUNT OF NOTE	SECOND CLOSING PRINCIPAL AMOUNT OF NOTE	THIRD CLOSING PRINCIPAL AMOUNT OF NOTE	FOURTH CLOSING PRINCIPAL AMOUNT OF NOTE	FIFTH CLOSING PRINCIPAL AMOUNT OF NOTE

The Reiss Family GST Exempt Marital Deduction Trust	$1,000,000	To be determined	To be determined	To be determined	To be determined

Address: 9675 La Jolla Farms Road La Jolla, CA 92037

The Reiss Family Survivor’s Trust UDT dated December 19, 1988	$0	To be determined	To be determined	To be determined	To be determined

Address: 9675 La Jolla Farms Road La Jolla, CA 92037	$0	To be determined	To be determined	To be determined	To be determined

TOTAL:	$1,000,000	$1,000,000[1]	$1,000,000[1]	$1,000,000[1]	$1,000,000[1]

1 $1,000,000 in the aggregate to be lent by The Reiss Family GST Exempt Marital Deduction Trust and/or The Reiss Family Survivor’s Trust UDT dated December 19, 1988.

EXHIBIT A

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

FORM OF SECURITY AGREEMENT

SUBORDINATED SECURITY AGREEMENT

THIS SUBORDINATED SECURITY AGREEMENT dated as of February 1, 2011 (“Security Agreement”), is made by BIOCEPT, INC., a California corporation (“Grantor”), in favor of THE REISS FAMILY GST EXEMPT MARITAL DEDUCTION TRUST and THE REISS FAMILY SURVIVOR’S TRUST UDT DATED DECEMBER 19, 1988 (each, a “Secured Party”).

RECITALS

A.        Each Secured Party has made and has agreed to make certain advances of money and to extend certain financial accommodations to Grantor as evidenced by that certain Secured Convertible Promissory Note dated February 1, 2011 executed by Grantor in favor of Secured Party and such other Secured Convertible Promissory Notes which may be executed by Grantor in favor of Secured Party after the date hereof (individually, the “Note” and, collectively, the “Notes”) and that certain Note and Warrant Purchase Agreement dated February 1, 2011, by and between Grantor and each Secured Party (the “Purchase Agreement”), such advances, future advances, and financial accommodations being referred to herein as the “Loans”.

B.        Each Secured Party is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to Secured Party this Security Agreement.

AGREEMENT

NOW, THEREFORE, in order to induce Secured Party to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

1.        DEFINED TERMS. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

“Bankruptcy Code” means Title XI of the United States Code.

“Collateral” shall have the meaning assigned to such term in Section 2 of this Security Agreement.

“Contracts” means all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyright License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in or to any

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Copyright or Copyright registration (whether Grantor is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a copyright owned by a third party.

“Copyrights” means all of the following now owned or hereafter acquired or created (as a work for hire for the benefit of Grantor) by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, in whole or in part: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications, recordings and proceedings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

“Event of Default” any “Event of Default” as defined in the Notes.

“Intellectual Property” means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include, in any event, any Copyright, Copyright License, Trademark, Trademark License, Patent, Patent License, trade secret, customer list, marketing plan, internet domain name (including any right related to the registration thereof), proprietary or confidential information, mask work, source, object or other programming code, invention (whether or not patented or patentable), technical information, procedure, design, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, model, drawing, material or record.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include any renewals or extensions of any of the foregoing thereof.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Money” means a medium of exchange authorized or adopted by a domestic or foreign government and includes a monetary unit of account established by an intergovernmental organization or by agreement between two or more nations.

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“Patent License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right with respect to any invention on which a Patent is in existence (whether Grantor is the licensee or the licensor thereunder).

“Patents” means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (f) rights to sue for past, present and future infringements of any patent.

“Permitted Lien” means: (a) any Liens existing on the date of this Security Agreement and set forth on Schedule A attached hereto; (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; (c) Liens (i) upon or in any Equipment acquired or held by Grantor to secure the purchase price of such Equipment or indebtedness (including capital leases) incurred solely for the purpose of financing the acquisition of such Equipment or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the Equipment so acquired, improvements thereon and the Proceeds of such Equipment; (d) leases or subleases and licenses or sublicenses granted to others in the ordinary course of Grantor’s business if such are not otherwise prohibited under this Security Agreement and do not interfere in any material respect with the business of Grantor; (e) any right, title or interest of a licensor under a license; (f) Liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment has not caused or resulted in an Event of Default; (g) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar Liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Grantor; (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (i) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; (j) Liens in favor of a depository bank or a securities intermediary pursuant to such depository bank’s or securities intermediary’s customary customer account agreement; provided that any such Liens shall at no time secure any indebtedness or obligations other than customary fees and charges payable to such depository bank or securities intermediary; (k) statutory or common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other similar Liens, arising in the ordinary course of business and securing obligations that are not yet delinquent or are being contested in good faith by appropriate proceedings; (l) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds, and other obligations of like nature, in each case, in the ordinary course of business; (m) Liens incurred or deposits made

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in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (n) pledges and deposits securing liability for reimbursement or indemnification obligations in respect of letters of credit or bank guarantees for the benefit of landlords; and (o) Liens incurred in connection with the extension, renewal or refinancing of indebtedness secured by Liens permitted under the preceding clauses, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

“Secured Obligations” means (a) the obligation of Grantor to repay Secured Party all of the unpaid principal amount of, and accrued interest on (including any interest that accrues after the commencement of bankruptcy), the Loans, and (b) the obligation of Grantor to pay any fees, costs and expenses of Secured Party under the Notes, the Purchase Agreement, or this Security Agreement.

“Security Agreement” means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.

“Senior Indebtedness” shall mean the principal of, unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with (a) those certain Secured Convertible Promissory Notes executed by Grantor in favor of The Reiss Family GST Exempt Marital Deduction Trust on December 22, 2008, (b) that certain Note and Warrant Purchase Agreement dated December 22, 2008, by and between Grantor and The Reiss Family GST Exempt Marital Deduction Trust, and (c) that certain Amended and Restated Loan Agreement, pursuant to which Goodman Co. Ltd. has loaned Grantor an aggregate of $3,000,000.

“Trademark License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in and to any Trademark or Trademark registration (whether Grantor is the licensee or the licensor thereunder).

“Trademarks” means any of the following in which Grantor now holds or hereafter acquires any interest: (a) any trademarks, tradenames, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the “Marks”); (b) any reissues, extensions or renewals thereof; (c) the goodwill of the business symbolized by or associated with the Marks; (d) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (e) rights to sue for past, present and future infringements of the Marks.

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“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of California (and each reference in this Security Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the State of California) shall refer to that Article (or Division, as applicable) as from time to time in effect); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: “Account”, “Account Debtor”, “Chattel Paper”, “Commodity Account”, “Deposit Account”, “Documents”, “Equipment”, “Fixtures”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Money”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, and “Supporting Obligations”. Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

2.         GRANT OF SECURITY INTEREST. Subject to Section 7, as collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party to cause the Loans to be made, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured Party, a security interest in all of Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired (all of which being collectively referred to herein as the “Collateral”):

(a)        All Accounts of Grantor;

(b)        All Chattel Paper of Grantor;

(c)        All Commodity Accounts of Grantor;

(d)        All Contracts of Grantor;

(e)        All Deposit Accounts of Grantor;

(f)        All Documents of Grantor;

(g)        All General Intangibles of Grantor, including, without limitation, Intellectual Property;

(h)        All Goods of Grantor, including, without limitation, Equipment, Inventory and Fixtures;

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(i)         All Instruments of Grantor, including, without limitation, Promissory Notes;

(j)         All Investment Property of Grantor;

(k)        All Letter-of Credit Rights of Grantor;

(l)         All Money of Grantor;

(m)       All Securities Accounts of Grantor;

(n)        All Supporting Obligations of Grantor;

(o)        All property of Grantor held by Secured Party, or any other party for whom Secured Party is acting as agent, including, without limitation, all property of every-description now or hereafter in the possession or custody of or in transit to Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;

(p)        All other goods and personal property of Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Grantor; and

(q)        To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing provisions of this Section 2, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include: (a) the collateral which is subject to the Liens set forth on Schedule A attached hereto, excluding (i) the collateral subject to the terms of that certain Security Agreement dated December 22, 2008 granted to The Reiss Family GST Exempt Marital Deduction Trust and (ii) the collateral subject to the terms of that certain Subordinated Security Agreement granted to Goodman Co. Ltd., (b) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise or (c) any Account, Chattel Paper, General Intangible or Promissory Note in which Grantor has any right, title or interest if and to the extent such Account, Chattel Paper, General Intangible or Promissory Note includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Account, Chattel Paper, General Intangible or Promissory Note to enforce any remedy with respect thereto; provided that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such Account, Chattel Paper, General Intangible or Promissory Note or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity); provided further that immediately upon the ineffectiveness, lapse

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or termination of any such provision, the Collateral shall include, and Grantor shall be deemed to have granted on the date hereof a security interest in, all its rights, title and interests in and to such Account, Chattel Paper, General Intangible or Promissory Note as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Secured Party’s unconditional continuing security interest in and to all rights, title and interests of Grantor in or to any payment obligations or other rights to receive monies due or to become due under any such Account, Chattel Paper, General Intangible or Promissory Note and in any such monies and other proceeds of such Account, Chattel Paper, General Intangible or Promissory Note.

3.        RIGHTS OF SECURED PARTY; COLLECTION OF ACCOUNTS.

(a)        Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts, Chattel Paper, Documents, Instruments and Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract, Chattel Paper, Document, Instrument or License. Secured Party shall not have any obligation or liability under any such Contract, Chattel Paper, Document, Instrument, or License by reason of or arising out of this Security Agreement or the granting to Secured Party of a lien therein or the receipt by Secured Party of any payment relating to any such Contract, Chattel Paper, Document, Instrument, or License pursuant hereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any such Contract, Chattel Paper, Document, Instrument, or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Contract, Chattel Paper, Document, Instrument, or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b)        Secured Party authorizes Grantor to collect its Accounts. Subject to the limitations set forth in Section 7, at the request of Secured Party, Grantor shall deliver all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

(c)        Subject to the limitations set forth in Section 7, Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default, notify Account Debtors of Grantor, parties to the Contracts of Grantor, and obligors in respect of Instruments of Grantor and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Secured Party and that payments shall be made directly to Secured Party. Subject to the limitations set forth in Section 7, upon the occurrence and during the continuance of any Event of Default, upon the request of Secured Party, Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Secured Party may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and

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obligors in respect of such Chattel Paper to verify with such parties, to Secured Party’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

4.        REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Secured Party that:

(a)        Except for the security interest granted to Secured Party under this Security Agreement and Permitted Liens, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder.

(b)        No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of Secured Party pursuant to this Security Agreement and except for Permitted Liens.

(c)        This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights.

(d)        Grantor’s taxpayer identification number is set forth in the signature page hereof. Grantor’s chief executive office, principal place of business, and the place where Grantor maintains its records concerning the Collateral are presently located at the address set forth on the signature page hereof. The Collateral consisting of goods, other than motor vehicles and such other mobile goods, is presently located at such address and at such additional addresses set forth on Schedule B attached hereto.

(e)        All Collateral of Grantor consisting of Chattel Paper, Instruments or Investment Property is set forth on Schedule C attached hereto.

(f)        The name and address of each depository institution at which Grantor maintains any Deposit Account and the account number and account name of each such Deposit Account is listed on Schedule D attached hereto. The name and address of each securities intermediary or commodity intermediary at which Grantor maintains any Securities Account or Commodity Account and the account number and account name is listed on Schedule D attached hereto. Grantor agrees to amend Schedule D upon Secured Party’s request to reflect the opening of any additional Deposit Account, Securities Account or Commodity Account, or closing or changing the account name or number on any existing Deposit Account, Securities Account, or Commodity Account.

(g)        All Intellectual Property now owned or held by the Grantor are listed on Schedule E attached hereto.

5.        COVENANTS. Unless Secured Party otherwise consents (which consent shall not be unreasonably withheld), Grantor covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full (other than inchoate indemnity obligations) and any commitment of Secured Party to make Loans to Grantor has expired or terminated:

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5.1        Disposition of Collateral. Subject to Section 7, Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral (each, a “Transfer”), or attempt or contract to do so, other than (a) the sale of Inventory in the ordinary course of business, (b) the granting of Licenses in the ordinary course of business and (c) the disposal of worn-out or obsolete Equipment.

5.2        Change of Jurisdiction of Organization, Relocation of Business. Grantor shall not change its jurisdiction of organization or relocate its chief executive office, principal place of business or its records from such address(es) provided to Secured Party pursuant to Section 4(d) above without at least seven (7) days prior notice to Secured Party.

5.3        Limitation on Liens on Collateral. Grantor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except (a) Permitted Liens and (b) the Lien granted to Secured Party under this Security Agreement.

5.4        Insurance. Grantor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor.

5.5        Taxes, Assessments, Etc. Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Goods, except to the extent the validity or amount thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

5.6        Defense of Intellectual Property. Grantor shall use commercially reasonable efforts to (i) protect, defend and maintain the validity and enforceability of all Copyrights, Patents and Trademarks material to Grantor’s business and (ii) detect infringements of all Copyrights, Patents and Trademarks material to Grantor’s business.

5.7        Further Assurances. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement, including, without limitation, (a) executing, delivering and causing to be filed any financing or continuation statements (including “in lieu” continuation statements) under the UCC with respect to the security interests granted hereby, (b) at Secured Party’s reasonable request, filing or cooperating with Secured Party in filing any forms or other documents required to be recorded with the United States Patent and Trademark Office, United States Copyright Office, (c) at Secured Party’s reasonable request, placing the interest of Secured Party as lienholder on the certificate of title (or similar evidence of ownership) of any vehicle, watercraft or other Equipment constituting Collateral owned by Grantor which is covered by a certificate of title (or similar evidence of ownership), (d) executing and delivering and using commercially reasonable efforts to cause the applicable depository institution, securities intermediary, commodity intermediary or issuer or nominated party under a letter of credit to execute and deliver a collateral control agreement with respect to any Deposit Account,

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Securities Account or Commodity Account or Letter-of-Credit Right in or to which Grantor has any right or interest and (e) at Secured Party’s reasonable request, using commercially reasonable efforts to obtain acknowledgments from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral may from time to time be stored or located. Grantor also hereby authorizes Secured Party to file any such financing or continuation statement (including “in lieu” continuation statements) without the signature of Grantor.

6.        SECURED PARTY’S APPOINTMENT AS ATTORNEY-IN-FACT; PERFORMANCE BY SECURED PARTY.

(a)        Subject to Section 6(b) and Section 7, Grantor hereby irrevocably constitutes and appoints Secured Party, and any officer or agent of Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full, irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time at Secured Party’s discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following:

(i)        to ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of Grantor, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral and to file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such monies due under any Collateral whenever payable;

(ii)        to pay or discharge any Liens, including, without limitation, any tax lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of Secured Party and not Grantor;

(iii)        to (1) direct any person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to Secured Party or as Secured Party shall direct, (2) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (5) defend any suit, action or proceeding brought against Grantor with respect to any Collateral, (6) settle, compromise or adjust any suit,

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action or proceeding described above, and in connection therewith, give such discharges or releases as Secured Party may deem appropriate, (7) license, or, to the extent permitted by an applicable License, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, Patent or Trademark throughout the world for such term or terms, on such conditions and in such manner as Secured Party shall in its discretion determine and (8) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes; and

(iv)        to do, at Secured Party’s option and Grantor’s expense, at any time, or from time to time, all acts and things which Secured Party may reasonably deem necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.

(b)        Secured Party agrees that, subject to the limitations set forth in Section 7 and except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney or any rights granted to Secured Party pursuant to this Section 6. Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely and indefeasibly paid and performed in full and Secured Party no longer has any commitment to make any Loans to Grantor.

(c)        If Grantor fails to perform or comply with any of its agreements contained herein and Secured Party, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses, including reasonable attorneys’ fees and costs, of Secured Party together with interest thereon at a rate of interest equal to the highest per annum rate of interest charged on the Loans, incurred in connection with such performance or compliance, shall be payable by Grantor to Secured Party within five (5) business days of demand and shall constitute Secured Obligations secured hereby.

7.        SUBORDINATION. The indebtedness evidenced by the Notes is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of the Senior Indebtedness.

7.1        Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Grantor, (a) no amount shall be paid by Grantor in respect of the principal of, interest on or other amounts due with respect to the Notes or the Loans at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (b) no claim or proof of claim shall be filed by or on behalf of Secured Party which shall assert any right to receive any payments in respect of the principal of and interest

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due under the Notes or the Loans except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

7.2        Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and Secured Party shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on the Notes or the Loans.

7.3        Further Assurances. By acceptance of this Security Agreement, Secured Party agrees to execute and deliver customary forms of subordination agreement requested from time to time by the holder of the Senior Indebtedness and, as a condition to Secured Party’s rights hereunder, Grantor may require that Secured Party execute such forms of subordination agreement, provided that such forms shall not impose on Secured Party terms less favorable than those provided herein.

7.4        Subrogation. Subject to the payment in full of all Senior Indebtedness, Secured Party shall be subrogated to the rights of the holder of such Senior Indebtedness (to the extent of the payments or distributions made to the holder of such Senior Indebtedness pursuant to the provisions of this Section 7) to receive payments and distributions of assets of Grantor applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Grantor and its creditors, other than the holders of Senior Indebtedness and Secured Party, be deemed to be a payment by Grantor to or on account of the Notes or the Loans; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which Secured Party would be entitled except for the provisions of this Section 7 shall, as between Grantor and its creditors, other than the holders of Senior Indebtedness and Secured Party, be deemed to be a payment by Grantor to or on account of the Senior Indebtedness.

7.5        No Impairment. Subject to the rights, if any, of the holder of Senior Indebtedness under this Section 7 to receive cash, securities or other properties otherwise payable or deliverable to Secured Party, nothing contained in this Section 7 shall impair, as between Grantor and Secured Party, the obligation of Grantor, subject to the terms and conditions hereof, to pay to Secured Party the principal and interest under the Notes as and when the same become due and payable, or shall prevent Secured Party, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

7.6        Lien Subordination. Any Lien or security interest of Secured Party, whether now or hereafter existing in connection with the amounts due under the Notes or the Loans, on any assets or property of Grantor or any proceeds or revenues therefrom which Secured Party may have at any time as security for any amounts due and obligations under the Loans, including the Lien and security interest created by this Security Agreement, shall be subordinate to all Liens or security interests now or hereafter granted to the holder of Senior Indebtedness by Grantor or by law notwithstanding the date, order or method of attachment or perfection of any such Lien or security interest or the provisions of any applicable law.

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7.7        Applicability of Priorities. The priority of the holder of the Senior Indebtedness provided for herein with respect to security interests and Liens are applicable only to the extent that such security interests and Liens are enforceable and perfected and have not been avoided; if a security interest or Lien is judicially determined to be unenforceable or unperfected or is judicially avoided with respect to any claim of the holder of the Senior Indebtedness or any part thereof, the priority provided for herein shall not be available to such security interest or Lien to the extent that it is avoided or determined to be unenforceable or unperfected. The foregoing notwithstanding, Secured Party covenants and agrees that it shall not challenge, attack or seek to avoid any security interest or Lien to the extent that it secures the holder of the Senior Indebtedness. Nothing in this Section 7.7 affects the operation of any subordination of indebtedness or turnover of payment provisions hereof, or of any other agreements among any of the parties hereto.

7.8        Reliance of Holders of Senior Indebtedness. Secured Party, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of the holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by the Notes, and the holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

8.        RIGHTS AND REMEDIES UPON DEFAULT. Subject to the provisions of Section 7, beginning on the date which is ten (10) business days after any Event of Default shall have occurred and while such Event of Default is continuing:

(a)        Secured Party may exercise in addition to all other rights and remedies granted to it under this Security Agreement, the Notes, or the Purchase Agreement, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person, may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any Trademark, Copyright, or process used or owned by Grantor and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of Secured Party’s offices or elsewhere at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Grantor further agrees, at Secured Party’s request, to assemble the Collateral and make it available to the Secured Party at places which Secured Party shall reasonably select, whether at Grantor’s premises or elsewhere. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 8(e), below, with Grantor remaining liable for any deficiency remaining unpaid after such application. Grantor agrees that Secured Party need not give more than twenty (20) days’ notice of the time and place of any public sale

13.

or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

(b)        As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when Secured Party shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the “Act”), Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable, but subject to the other requirements of this Section 8(b), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event Secured Party may, in its sole discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided above in this Section 8(b), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then Secured Party shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to applicable requirements of law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as Secured Party may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(c)        Grantor also agrees to pay all fees, costs and expenses of Secured Party, including, without limitation, attorneys’ fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(d)        Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(e)        Subject to the provisions of Section 7, the Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

FIRST, to Secured Party in an amount sufficient to pay in full the costs of Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, attorneys’ fees;

SECOND, to Secured Party in an amount equal to the then unpaid Secured Obligations; and

14.

    FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

9.        INDEMNITY. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Security Agreement or otherwise (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of Secured Party’s gross negligence or willful misconduct.

10.        REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.        MISCELLANEOUS.

    11.1        Waivers; Amendments. Any amendment of the Notes, the Purchase Agreement or this Security Agreement shall require the written consent of the Grantor and each Secured Party.

    11.2        Termination of this Security Agreement. Subject to Section 10 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.

    11.3        Successor and Assigns. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, any future holder of any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Secured Party hereunder.

    11.4        Governing Law. In all respects, including all matters of construction, validity and performance, this Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws,

15.

except to the extent that the UCC provides for the application of the law of a different jurisdiction.

16.

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

ADDRESS OF GRANTOR	BIOCEPT, INC., as Grantor

5810 Nancy Ridge Dr.	By:

San Diego, CA 92121	Printed Name:

Title:

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR

California

ACCEPTED AND ACKNOWLEDGED BY:

THE REISS FAMILY GST EXEMPT MARITAL DEDUCTION TRUST, as Secured Party

By:

Printed Name:

Title:

THE REISS FAMILY SURVIVOR’S TRUST UDT DATED DECEMBER 19, 1988, as Secured Party

By:

Printed Name:

Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

SCHEDULE A

LIENS EXISTING ON THE DATE OF THIS SECURITY AGREEMENT

1. The Reiss Family GST Exempt Marital Deduction Trust was granted a security interest on the assets of the Grantor pursuant to the terms of that certain Security Agreement dated December 22, 2008.

2. Goodman Co. Ltd. was granted a security interest on the assets of the Grantor pursuant to the terms of that certain Subordinated Security Agreement.

3. Ervin Leasing Company has been granted a security interest on certain assets of the Grantor. This security interest relates to a capital lease which terminates in February of 2011, following which the Company will own the underlying equipment and the security interest will be released.

4. TCF Equipment Finance, Inc. has been granted a security interest on certain assets of the Grantor. This security interest relates to a capital lease which terminates in March of 2011, following which the Company will own the underlying equipment and the security interest will be released.

5. Key Equipment Finance Inc. has been granted a security interest on certain assets of the Grantor.

SCHEDULE B

LOCATION OF GOODS

ENTITY	ADDRESS
Biocept, Inc.	5810 Nancy Ridge Dr., San Diego, CA 92121

Custom Engineering Plastics (tooling)	8558 Miramar Place, San Diego, CA 92121

SCHEDULE C

LIST OF CHATTEL PAPER, INSTRUMENTS, AND

INVESTMENT PROPERTY

(CERTIFICATED SECURITIES)

None

SCHEDULE D

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND

COMMODITY ACCOUNTS

(Including Type of Account, Account Name, Account Number and Name and Address of Institution/Intermediary)

DESCRIPTION	TYPE OF ACCOUNT	ACCOUNT NAME	ACCOUNT NUMBER
CALIFORNIA COAST CREDIT UNION SAVINGS	SAVINGS	BIOCEPT, INC.	7100001171
PO BOX 502080
SAN DIEGO, CA 92150

SILICON VALLEY BANK	ANALYSIS CHECKING	BIOCEPT, INC.	3300575742
3003 TASMAN DRIVE
SANTA CLARA, CA 95054

SILICON VALLEY BANK	MONEY MARKET ACCOUNT	BIOCEPT, INC.	3300668920
3003 TASMAN DRIVE
SANTA CLARA, CA 95054

SILICON VALLEY BANK	FLEX ANALYSIS CHECKING	BIOCEPT, INC.	3300698833
3003 TASMAN DRIVE
SANTA CLARA, CA 95054

SCHEDULE E

INTELLECTUAL PROPERTY

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIO-001 FAMILY

BIOE-001/00US	RECOVERY OF RARE CELLS USING A MICROCHANNEL APPARATUS WITH PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	11/038,920	Jan-18-2005			Notice of Withdrawal from Issue (Oct-12-2010); Office Action issued Dec-09-2010	Pending

BIOE-001/01US	RECOVERY OF RARE CELLS USING A MICROCHANNEL APPARATUS WITH PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	11/458,668	Jul-19-2006			On Appeal— Reply Brief filed Feb-01-2010	Pending

BIOE-001/01WO	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	PCT/US2007/073817	Jul-18-2007			EXPIRED/PCT OVER National Phase	Expired/PCT Period Over

BIOE-001/01CA	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	2,658,336	Jul-18-2007			Application Filed	Pending

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIOE-001/01JP	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	2009-520982	Jul-18-2007			Exam Requested	Pending

BIOE-001/01CN	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	200780032530.2	Jul-18-2007			Published (Application Extended to HK)	Pending

BIOE-001/01KR	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	10-2009-7003339	Jul-18-2007			Application Filed	Pending

BIOE-001/01IN	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	269/KOLNP/2009	Jul-18-2007			Exam Requested	Pending

BIOE-001/01IL	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	196553	Jul-18-2007			Application Filed	Pending

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIOE-001/01EP	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	07813079.6	Jul-18-2007			Published (Claims amended in response to EP Search Report Apr-16-2009)	Pending

BIOE-001/01HK	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	09105117.8	Jul-18-2007			Application Filed	Pending

BIOE-001/02US	RECOVERY OF RARE CELLS USING A MICROCHANNEL APPARATUS WITH PATTTERNED POSTS	Zhongliang TANG; Pavel TSINBERG	60/678,004	May-04-2005			Expired Provisional Application (May-04-2006)	Expired Provisional

BIOE-001/03WO	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	PCT/US2006/000383	Jan-05-2006			EXPIRED/PCT OVER National Phase	Expired/PCT Period Over

BIOE-001/03TW	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	95115566	Jan-05-2006			Exam Requested	Pending

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIOE-001/03CN	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	200680002401.4	Jan-05-2006			Response Filed	Pending

BIOE-001/03EP	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	06717562.0	Jan-05-2006			Published (Claims amended in response to EP Search Report Aug-07-2007); Office Action issued regarding formality issues (Nov-26-2010)	Pending

BIOE-001/03IL	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	184345	Jan-05-2006			Office Action Issued Regarding disclose of references—duty to disclose references in progress	Pending

BIOE-001/03IN	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	2991/KOLNP/2007	Jan-05-2006			Exam Requested	Pending

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIOE-001/03JP	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	2007-551296	Jan-05-2006			Exam Requested	Pending

BIOE-001/03KR	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	10-2007-7018895	Jan-05-2006			Exam Requested	Pending

BIOE-001/03US	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	11/814,276	Jan-05-2006			Office Action received Sept- 09-2010	Pending

BIOE-001/03HK	CELL SEPARATION USING MICROCHANNEL HAVING PATTERNED POSTS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	08107280.6	Jan-05-2006			Published	Pending

BIOE-001/04HK	DETECTION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Zhongliang TANG; Ram BHATT; Pavel TSINBERG	10102459.8	Jul-18-2007			Published	Pending

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIOE-002 FAMILY

BIOE-002/00US	BEADS FOR CAPTURING TARGET CELLS FROM BODILY FLUID	David NAFF; Zhongliang TANG; Pavel TSINBERG	11/021,304	Dec-23-2004	7,439,062	Oct-21-2008	Issued	Issued

BIOE-002/00WO	ISOLATION OF CELLS OR THE LIKE FROM BODILY FLUIDS	Ram BHATT; Pavel TSINBERG	PCT/US2005/046961	Dec-21-2005			EXPIRED/PCT OVER National Phase	Expired/PCT Period Over

BIOE-005 FAMILY

BIOE-005/00US	DEVICE FOR CELL SEPARATION AND ANALYSIS AND METHOD OF USING	Zhongliang TANG; Pavel TSINBERG	11/331,988	Jan-12-2006	7,695,9456	Apr-3-2010	Issued	Issued

BIOE-005/01CN	DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Pavel TSINBERG ; Zhongliang TANG	20078003143.6	Jan-12-2007			Exam Requested (Extended to HK Aug-04- 2009)	Pending

BIOE-005/01EP	DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Pavel TSINBERG ; Zhongliang TANG	07717726.9	Jan-12-2007			Published (Claims amended in response to EP Search Report Sep- 29-2008)	Pending

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIOE-005/01HK	DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Pavel TSINBERG ; Zhongliang TANG	09102561.6	Jan-12-2007			Pending	Pending

BIOE-005/01IN	DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Pavel TSINBERG ; Zhongliang TANG	2899/KOLNP/2008	Jan-12-2007			Exam Requested	Pending

BIOE-005/01JP	DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Pavel TSINBERG ; Zhongliang TANG	2008-550541	Jan-12-2007			Exam Requested (Divisional Filed Mar-07- 2010)	Pending

BIOE-005/01KR	DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Pavel TSINBERG ; Zhongliang TANG	10-2008-7019406	Jan-12-2007			Pending	Pending

BIOE-005/01US	DEVICE FOR CELL SEPARATION AND ANALYSIS AND METHOD OF USING	Pavel TSINBERG ; Zhongliang TANG	12/721,510	Mar-10-2010			Published	Pending

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIOE-005/01WO	DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Pavel TSINBERG ; Zhongliang TANG	PCT/US2007/060518	Jan-12-2007			EXPIRED/PCT OVER National Phase	Expired/PCT Period Over

BIOE-005/02HK	DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Pavel TSINBERG ; Zhongliang TANG	09107243.1	Jan-12-2007			Published	Pending

BIOE-005/02JP	DETECTION, SEPARATION OR ISOLATION OF TARGET MOLECULES USING A MICROCHANNEL APPARATUS	Pavel TSINBERG ; Zhongliang TANG	2010-058590	Jan-12-2007			Published	Pending

BIOE-008 FAMILY

BIOE-008/00US	ENRICHMENT OF FETAL DNA FROM CERVICAL MUCUS		N/A	N/A	N/A	N/A	Never Filed	Never Filed

BIOE-010 FAMILY

BIOE-010/00US	NON-INVASIVE DETECTION OF ENDOMETRIAL CANCER		60/915,554	May-02-2007			Expired	Expired Provisional

BIOE-010/01US	NON-INVASIVE DETECTION OF ENDOMETRIAL CANCER	Quynh H. LE; Herbert RADISCH	12/114,584	May-02-2008			Abandoned	Abandoned

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIOE-010/01WO	NON-INVASIVE DETECTION OF ENDOMETRIAL CANCER	Quynh H. LE; Herbert RADISCH	PCT/US2008/062286	May-01-2008			Abandoned	Abandoned

BIOE-011 FAMILY

BIOE-011/00US	CELL SEPARATION USING DOUBLE-SLIDE ARRANGEMENT		N/A	N/A	N/A	N/A	Never Filed	Never Filed

BIOE-012 FAMILY

BIOE-012/00US	COLLECTION, SEPARATION, PURIFICATION AND TESTING OF TROPHOBLASTS		N/A	N/A	N/A	N/A	Never Filed	Never Filed

BIOE-019 FAMILY

BIOE-019/00US	ISOLATION OF FETAL DNA FROM MATERNAL BLOOD	Fan WEN-HUA; Irene POSTOR; Tim ROGER; Ram BHATT	N/A	N/A	N/A	N/A	Never Filed	Never Filed

BIOE-020 FAMILY

BIOE-020/00US	ALTERNATE METHODS OF CELL CAPTURE ON THE MEMS CHANNEL	Steve MIKOLAJCZYK; Tony PIRCHER; Pavel TSINBERG	61/163,009	Mar-24-2009			Expired	Expired Provisional

BIOE-020/01US	ALTERNATE METHODS OF CELL CAPTURE ON THE MEMS CHANNEL	Steve MIKOLAJCZYK; Tony PIRCHER; Pavel T SINBERG	61/235,615	Aug-20-2009			Expired	Expired Provisional

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments
BIOE-020/02US	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	Steve MIKOLAJCZYK; Tony PIRCHER; Pavel TSINBERG; Farideh Z. BISCHOFF	12/730,738	Mar-24-2010			Published	Claims priority to US 61/298,871; US 61/235,615 and US 61/163,009

BIOE-020/02WO	DEVICES AND METHODS OF CELL CAPTURE AND ANALYSIS	Steve MIKOLAJCZYK; Tony PIRCHER; Pavel TSINBERG; Farideh Z. BISCHOFF	PCT/US2010/028499	Mar-24-2010			Published (National Phase Due: Sep-24-2011)	Claims priority to US 61/298,871; US 61/235,615 and US 61/163,009

BIOE-022 FAMILY

BIOE-022/00US	CIRCULATING TUMOR CELL CAPTURE IN A MICROFLOW APPARATUS	Farideh Z. BISCHOFF	61/298,871	Jan-27-2010			Provisional	Due to expire: Jan-27- 2011 (to be incorporated with BIOE- 020 as CIP)

BIOE-023 FAMILY

BIOE-023/00US	CELL COLLECTION TRAP FOR MICROFLUIDIC DEVICES	Pavel TSINBERG; Timothy WILSON; Tony PIRCHER; Karena KOSCO	61/329,307	Apr-29-2010			Provisional	Due to expire: Apr-29- 2011

BIOE-024 FAMILY

BIOE-024/00US	ANEUPLOIDY COMPLEXITY		61/385,936	Sep-23-2010			Provisional	Due to expire: Sep-23- 2011

BIOE-024/01US	ANEUPLOIDY COMPLEXITY		61/386,426	Sep-24-2010			Provisional	Due to expire: Sep-24- 2011

Docket No.	Title	Inventors	Appln. No.	Filing Date	Patent No.	Issue Date	Status	Comments

BIOE-025 FAMILY

BIOE-025/00US	USE OF DIAZOLIDINYL UREA FOR ANTI-CLUMPING OF BIOLOGICAL SAMPLE		61/385,935	Sep-23-2010			Provisional	Due to expire: Sep-23- 2011

BIOE-026 FAMILY

BIOE-026/00US	SIGNAL AMPLIFICATION	Steve MIKOLAJCZYK	61/385,937	Sep-23-2010			Provisional	Due to expire: Sep-23- 2011

BIOE-027 FAMILY

BIOE-027/00US	DIAGNOSTIC AND PROGNOSTIC USES OF SIGNAL AMPLIFICATION	Farideh Z. BISCHOFF	61/431,385	Jan-10-2011			Provisional	Due to expire: Jan-10- 2012

Docket No.	Country	Title	Application No./ Filing Date	Patent No./ Issue Date	Status
6776-62685	S. Korea	METHOD OF USING AN IMPROVED PEPTIDE NUCLEIC ACID UNIVERSAL LIBRARY TO OPTIMIZE DNA SEQUENCE HYBRIDIZATION	7000159/2001 July 1, 1999	694914 March 7, 2007	Issued

6776-62829	United States of America	METHOD OF MAKING BIOCHIPS AND THE BIOCHIPS RESULTING THEREFROM	09/299,831 April 26, 1999	6,174,683 January 16, 2001	Issued

6776-66152	United States of America	PEPTIDE NUCLEIC ACID PRECURSORS AND METHODS OF PREPARING SAME	09/479,320 January 5, 2000	6,433,134 August 13, 2002	Issued

6776-66233	S. Korea	METHOD OF MAKING BIOCHIPS AND THE BIOCHIPS RESULTING THEREFROM	7013634/2001 April 26, 2000	109795 April 13, 2007	Issued

6776-71716	France	MICROWELL BIOCHIP	02778545.0 October 15, 2002	1444500 June 11, 2008	Issued

6776-71716	Germany	MICROWELL BIOCHIP	02778545.0 October 15, 2002	60227094.4-08 June 11, 2008	Issued

6776-71716	United Kingdom	MICROWELL BIOCHIP	02778545.0 October 15, 2002	1444500 June 11, 2008	Issued

Docket No.	Country	Title	Application No./ Filing Date	Patent No./ Issue Date	Status
6776-71716	Japan	MICROWELL BIOCHIP	2003-536713 October 15, 2002	4,117,249 April 25, 2008	Issued

6776-71726	United States of America	THREE DIMENSIONAL FORMAL BIOCHIPS	10/054,728 October 25, 2001	7,638,464 December 29, 2009	Issued

6776-72711	Israel	METHODS AND GEL COMPOSITIONS FOR ENCAPSULATING LIVING CELLS AND ORGANIC MOLECULES	158128 April 2, 2002	158128 December 24, 2009	Issued

6776-72711	Japan	METHODS AND GEL COMPOSITIONS FOR ENCAPSULATING LIVING CELLS AND ORGANIC MOLECULES	2002-580026 April 2, 2002	4,198,468 October 10, 2008	Issued

6776-72711	United States of America	METHODS AND GEL COMPOSITIONS FOR ENCAPSULATING LIVING CELLS AND ORGANIC MOLECULES	10/398,725 April 2, 2003	7,172,866 February 6, 2007	Issued

6776-81634	United States of America	REFLECTIVE SUBSTRATE AND ALGORITHMS FOR 3D BIOCHIP	10/664,248 September 16, 2003	7,198,901 April 3, 2007	Issued

6776-81673	United States of America	MICROARRAYS UTILIZING HYDROGELS	10/922,391 August 19, 2004	7,595,157 September 29, 2009	Issued

6776-81721	United States of America	MICROWELL BIOCHIP	10/823,021 April 12, 2004	7,217,520 May 15, 2007	Issued

TRADEMARKS

Mark	Country	Application No.	Application Date	Registration No.	Registration Date	Status	International Classes
3D HYDROARRAY	United States of America	78/299,957	Sep-12-2003	3,000,775	Sep-27-2005	Registered	01, 09

BIOCEPT	United States of America	78/116,876	Mar-22-2002	2,880,222	Aug-31-2004	Registered	09

BIOCEPT LABORATORIES	United States of America	78/412,723	May-04-2004	3,159,956	Oct-17-2006	Registered	09, 42

CEE	United States of America	78/648,645	Jun-10-2005	3,326,287	Oct-30-2007	Registered	44

CEE-ENHANCED	United States of America	85/121,217	Sep-01-2010			Pending	05

CEE-SURE	United States of America	85/121,215	Sep-01-2010			Pending	05

CHIPCALC	United States of America	78/341,146	Dec-15-2003	2,999,101	Sep-20-2005	Registered	09

ENGINEERING NEW DIRECTIONS IN DIAGNOSTICS	United States of America	77/102,753	Feb-08-2007	3,458,860	Jul-01-2008	Registered	44

HYDROARRAY	United States of America	78/282,032	Aug-01-2003	2,934,749	Mar-22-2005	Registered	01, 09

ONCOCEE	United States of America	77/768,632	Jun-25-2009			Allowed	05, 09, 10, 42, 44

ONCOCEE-BL	United States of America	85/115,130	Aug-24-2010			Pending	05

ONCOCEE-BN	United States of America	85/132,281	Sep-17-2010			Pending	05

ONCOCEE-BR	United States of America	85/115,123	Aug-24-2010			Pending	05

ONCOCEE-CE	United States of America	85/115,995	Aug-25-2010			Pending	05

ONCOCEE-CR	United States of America	85/115,126	Aug-24-2010			Pending	05

ONCOCEE-GI	United States of America	85/116,005	Aug-25-2010			Pending	05

ONCOCEE-LI	United States of America	85/116,002	Aug-25-2010			Pending	05

ONCOCEE-LU	United States of America	85/115,124	Aug-24-2010			Pending	05

ONCOCEE-ME	United States of America	85/116,000	Aug-25-2010			Pending	05

ONCOCEE-OV	United States of America	85/115,998	Aug-25-2010			Pending	05

ONCOCEE-PA	United States of America	85/115,127	Aug-24-2010			Pending	05

ONCOCEE-PR	United States of America	85/115,125	Aug-24-2010			Pending	05

ONCOCEE-RE	United States of America	85/116,001	Aug-25-2010			Pending	05

ONCOCEE-TE	United States of America	85/116,004	Aug-25-2010			Pending	05

ONCOCEE-UT	United States of America	85/115,131	Aug-24-2010			Pending	05

Mark	Country	Application No.	Application Date	Registration No.	Registration Date	Status	International Classes
PERSONALIZED CANCER DIAGNOSTICS, ONE CELL AT A TIME	United States of America	85/115,120	Aug-24-2010			Pending	44

FIRSTCEE	European Community	6282719	Sep-17-2007	6282719	Sep-25-2008	Registered	01, 05, 09, 42, 44

PRECEED	European Community	4724101	Nov-16-2005		Nov-16-2006	Registered	09, 42

CEE	Japan	2007-2921	Jan-17-2007	5229880	May-15-2009	Registered	01, 05, 09, 10

CEE	Japan	2005-106515	Nov-11-2005	5229879	May-15-2009	Registered	09, 44